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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                ______________

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  May 10, 2000
                                                 -------------------------------


                               Multex.com, Inc.
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              (Exact name of registrant as specified in charter)



         Delaware                     0-24559                   22-3253344
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(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)             Identification No.)



100 William Street, 7th Floor, New York, New York                        10038
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code      (212) 607-2400
                                                   -----------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)
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Item 2.    ACQUISITION OF ASSETS
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           On May 10, 2000, Multex.com, Inc. (the "Registrant") acquired
BuzzCompany.com Inc., a Delaware corporation ("Buzz"), pursuant to an Agreement and Plan of Merger dated May 10, 2000. In the merger, the Registrant issued approximately 1,058,000 shares of its common stock, assumed certain outstanding options of Buzz and paid approximately $500,000 in cash. The transaction was accomplished by merging a wholly owned subsidiary of the Registrant into Buzz. Buzz survived the merger and became a wholly owned subsidiary of the Registrant. A copy of the Agreement and Plan of Merger is attached hereto as Exhibit 2.1 and
                                                                 -----------
incorporated herein by reference. The merger consideration was determined in arm's-length negotiations between the Registrant and Buzz. The transaction is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

          A copy of the press release issued by the Registrant on May 10, 2000 concerning the foregoing transaction is attached hereto as Exhibit 99.1, and
                                                           ------------
incorporated herein by reference.



Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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      (a)  Financial Statements of Business Acquired.
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           To be filed within 60 days of the filing of this report.


      (b)  Pro Forma Financial Information.
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           To be filed within 60 days of the filing of this report.


      (c)  Exhibits.  The following documents are filed as exhibits to
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                      this report:

           2.1 Agreement and Plan of Merger dated as of May 10, 2000 by and among Multex.com, Inc., Multex B Acquisition Corp., BuzzCompany.com Inc. and the shareholders of BuzzCompany.com Inc.

           99.1 Press Release of Registrant, dated May 10, 2000, announcing the execution of the Agreement and Plan of Merger.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    MULTEX.COM, INC.

                                      /s/ Isaak Karaev
                                    --------------------------------------
Date: May 24, 2000                    Isaak Karaev
                                      Chairman and Chief Executive Officer

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                                 Exhibit Index
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          Exhibit
          -------

           2.1 Agreement and Plan of Merger, dated as of May 10, 2000 by and among Multex.com, Inc., Multex B Acquisition Corp., BuzzCompany.com Inc. and the shareholders of BuzzCompany.com Inc.

           99.1 Press Release of Registrant, dated May 10, 2000, announcing the execution of the Agreement and Plan of Merger.